                                  EXHIBIT 23.1

            CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-71 568) of our report dated December 23, 2003 relating to the financial statements of the Arrow International, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended August 31, 2003.





                                                    /s/ BEARD MILLER COMPANY LLP





Reading, Pennsylvania
February 24, 2004













                                       12